                                                                      EXHIBIT 11

                              AEP INDUSTRIES INC.

        COMPUTATION OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
               FOR THE THREE AND SIX MONTHS ENDED APRIL 30, 1997

                                                                                                             FOR THE SIX
                                                                                                            MONTHS ENDED
                                                              FOR THE THREE MONTHS ENDED APRIL 30,            APRIL 30,
                                                       --------------------------------------------------  ---------------
                                                           NUMBER OF                     WEIGHTED AVERAGE     NUMBER OF
                                         SHARES OF           DAYS            DAYS IN     NUMBER OF SHARES       DAYS
1997                                    COMMON STOCK      OUTSTANDING        PERIOD        OUTSTANDING       OUTSTANDING
-------------------------------------  --------------  -----------------  -------------  ----------------  ---------------

November 1 - October 31..............     7,130,303                                          7,130,303
Shares Issued:
November 5, 1996.....................         1,600               89               89            1,600              177
November 7, 1996.....................           200               89               89              200              175
November 8, 1996.....................           200               89               89              200              174
November 11, 1996....................           500               89               89              500              171
November 12, 1996....................           600               89               89              600              170
November 14, 1996....................           400               89               89              400              168
November 18, q1996...................           400               89               89              400              164
November 20, 1996....................            60               89               89               60              162
November 26, 1996....................           400               89               89              400              156
December 9, 1996.....................           460               89               89              460              143
December 13, 1996....................           350               89               89              350              139
December 26, 1996....................         1,000               89               89            1,000              126
December 27, 1996....................           200               89               89              200              125
January 1, 1997......................         4,553               89               89            4,553              120
January 2, 1997......................           500               89               89              500              119
January 3, 1997......................           600               89               89              600              118
January 6, 1997......................         1,600               89               89            1,600              115
January 8, 1997......................           800               89               89              800              113
January 13, 1997.....................         1,300               89               89            1,300              108
January 14, 1997.....................         3,200               89               89            3,200              107
January 15, 1997.....................           600               89               89              600              106
January 20, 1997.....................           200               89               89              200              101
January 21, 1997.....................           400               89               89              400              100
January 27, 1997.....................           300               89               89              300               94
February 7, 1997.....................           400               83               89              373               83
February 13, 1997....................          4200               77               89            3,634               77
February 18, 1997....................           200               72               89              162               72
February 20, 1997....................           400               70               89              315               70
February 27, 1997....................           400               63               89              283               63
March 5, 1997........................          1000               57               89              640               57
March 27, 1997.......................           300               35               89              118               35
April 17, 1997.......................           700               14               89              110               14
April 22, 1997.......................           200                9               89               20                9
April 23, 1997.......................           500                8               89               45                8
April 25, 1997.......................           200                6               89               13                6
April 29, 1997.......................           700                2               89               16                2
                                       --------------                                    ----------------
Total Weighted Average Shares........     7,159,926                                          7,156,455
  Total Dilutive Stock options.......        --                                                320,176
                                       --------------                                    ----------------
    Total Shares.....................     7,159,926                                          7,476,631
                                       --------------                                    ----------------
                                       --------------                                    ----------------


                                                    WEIGHTED AVERAGE
                                         DAYS IN    NUMBER OF SHARES
1997                                     PERIOD       OUTSTANDING
-------------------------------------  -----------  ----------------
November 1 - October 31..............                   7,130,303
Shares Issued:
November 5, 1996.....................         181           1,565
November 7, 1996.....................         181             193
November 8, 1996.....................         181             192
November 11, 1996....................         181             472
November 12, 1996....................         181             564
November 14, 1996....................         181             371
November 18, q1996...................         181             362
November 20, 1996....................         181              54
November 26, 1996....................         181             345
December 9, 1996.....................         181             363
December 13, 1996....................         181             269
December 26, 1996....................         181             696
December 27, 1996....................         181             138
January 1, 1997......................         181           3,019
January 2, 1997......................         181             329
January 3, 1997......................         181             391
January 6, 1997......................         181           1,017
January 8, 1997......................         181             499
January 13, 1997.....................         181             776
January 14, 1997.....................         181           1,892
January 15, 1997.....................         181             351
January 20, 1997.....................         181             112
January 21, 1997.....................         181             221
January 27, 1997.....................         181             156
February 7, 1997.....................         181             183
February 13, 1997....................         181           1,787
February 18, 1997....................         181              80
February 20, 1997....................         181             155
February 27, 1997....................         181             139
March 5, 1997........................         181             315
March 27, 1997.......................         181              58
April 17, 1997.......................         181              54
April 22, 1997.......................         181              10
April 23, 1997.......................         181              22
April 25, 1997.......................         181               7
April 29, 1997.......................         181               8
                                                    ----------------
Total Weighted Average Shares........                   7,147,468
  Total Dilutive Stock options.......                     322,781
                                                    ----------------
    Total Shares.....................                   7,470,249
                                                    ----------------
                                                    ----------------

                                                                      EXHIBIT 11
                                                                        (CONT'D)

                              AEP INDUSTRIES INC.

        COMPUTATION OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
               FOR THE THREE AND SIX MONTHS ENDED APRIL 30, 1997

                                                                                                             FOR THE SIX
                                                                                                            MONTHS ENDED
                                                              FOR THE THREE MONTHS ENDED APRIL 30,            APRIL 30,
                                                       --------------------------------------------------  ---------------
                                                           NUMBER OF                     WEIGHTED AVERAGE     NUMBER OF
                                         SHARES OF           DAYS            DAYS IN     NUMBER OF SHARES       DAYS
1996                                    COMMON STOCK      OUTSTANDING        PERIOD        OUTSTANDING       OUTSTANDING
-------------------------------------  --------------  -----------------  -------------  ----------------  ---------------

November 1 - January 31..............     4,804,225                                          4,804,225
Shares Issued:
November 14, 1996....................           450               90               90              450              169
December 31, 1996....................         8,265               90               90            8,265              122
January 5, 1997......................           225               90               90              225              117
February 15, 1997....................           450               76               90              380               76
March 1, 1997........................           900               61               90              610               61
March 4, 1997........................         1,500               58               90              967               58
March 15, 1997.......................         9,038               47               90            4,720               47
March 18, 1997.......................      (168,000)              44               90          (82,133)              44
April 6, 1997........................         8,848               25               90            2,458               25
April 8, 1997........................           200               23               90               51               23
April 12, 1997.......................           100               19               90               21               19
April 17, 1997.......................           900               14               90              140               14
                                       --------------                                    ----------------
Total Weighted Average Shares........     4,667,101                                          4,740,378
  Total Dilutive Stock options.......        --                                                165,988
                                       --------------                                    ----------------
    Total Shares.....................     4,667,101                                          4,906,366
                                       --------------                                    ----------------
                                       --------------                                    ----------------


                                                    WEIGHTED AVERAGE
                                         DAYS IN    NUMBER OF SHARES
1996                                     PERIOD       OUTSTANDING
-------------------------------------  -----------  ----------------
November 1 - January 31..............                   4,804,225
Shares Issued:
November 14, 1996....................         182             418
December 31, 1996....................         182           5,540
January 5, 1997......................         182             145
February 15, 1997....................         182             188
March 1, 1997........................         182             302
March 4, 1997........................         182             478
March 15, 1997.......................         182           2,334
March 18, 1997.......................         182         (40,615)
April 6, 1997........................         182           1,215
April 8, 1997........................         182              25
April 12, 1997.......................         182              10
April 17, 1997.......................         182              69
                                                    ----------------
Total Weighted Average Shares........                   4,774,334
  Total Dilutive Stock options.......                     156,305
                                                    ----------------
    Total Shares.....................                   4,930,639
                                                    ----------------
                                                    ----------------